Intangible Assets, net	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets, net	Intangible Assets, net
    The following table summarizes the carrying amount of the Company's intangible assets, net of accumulated amortization (in thousands):

	December 31,
	2021	2020
Software licenses	$288	$291
Less: accumulated amortization	(223)	(133)
Total intangibles assets, net	$65	$158

Software licenses have an estimated useful life of 3 years. Amortization expense for the years ended December 31, 2021, 2020 and 2019 was $90,000, $91,000 and $47,000, respectively. Assuming no changes in the gross cost basis of intangible assets, the total estimated amortization expense for finite-lived intangible assets is approximately $65,000 for the financial year ending December 31, 2022 and nil for each of the years ending December 31, 2023 through to December 31, 2026.